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                                                                    EXHIBIT 22

                     Exhibit No. 22 to Annual Report on Form 10-K
                           Central Fidelity Banks, Inc.
                            Commission File No. 0-8829
                          Subsidiaries of the Registrant

    The list below shows all of the subsidiaries of Central Fidelity Banks, Inc., their relationship by percentage of stock owned and the state of incorporation.
    All are included in the consolidated financial statements at December 31, 1993, which are incorporated in this report.

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                                                 Percentage
                                                  Owned by             State of
                                                 Registrant          Incorporation
          Registrant
         ------------                            ----------         ---------------
    Central Fidelity Banks, Inc.                    ---                Virginia

          Subsidiaries
         --------------
    Central Fidelity National Bank                  100             National Banking Act
    Richmond, Virginia

    Central Fidelity Bank, N.A.                     100             National Banking Act
    Richmond, Virginia

    Central Fidelity Insurance Agency, Inc.         100                Virginia
    Richmond, Virginia

    Central Fidelity Services, Inc.                 100                Virginia
    Lynchburg, Virginia

    Central Fidelity Properties, Inc.               100                Virginia
    Richmond, Virginia

    CFB Advisory Corporation                        100                Virginia
    Richmond, Virginia

    Mulberry Corporation                             *                 Virginia
    Richmond, Virginia

    S. Brooke Corporation                            *                 Virginia
    Richmond, Virginia

    S. Hill Corporation                              *                 Virginia
    Richmond, Virginia

    Central Fidelity Mortgage Corporation            *                 Virginia
    Richmond, Virginia











    North Hart Run, Inc.                             **                Virginia
    Richmond, Virginia

    G. C. Leasing, Inc.                              **                Virginia
    Richmond, Virginia

    *   100% owned by Central Fidelity National Bank, the Registrant's principal subsidiary.
    **  100% owned by Mulberry Corporation, a subsidiary of the Registrant's principal subsidiary, Central Fidelity National Bank.

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